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Exhibit 24.1

POWER OF ATTORNEY

Curative Health Services, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Chairman of the Board of Directors and Chief Executive Officer (principal executive officer)
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Executive Vice President of Finance and Chief Financial Officer (principal financial officer and accounting officer)
/s/ JOHN C. PRIOR John C. Prior	President, Wound Care Management and Director
/s/ PAUL F. MCCONNELL Paul F. McConnell	President, Chief Operating Officer and Director
/s/ PAUL S. AUERBACH, M.D. Paul S. Auerbach, M.D.	Director
/s/ DANIEL E. BERCE Daniel E. Berce	Director
/s/ LAWRENCE ENGLISH Lawrence English	Director
/s/ TIMOTHY I. MAUDLIN Timothy I. Maudlin	Director
/s/ GERARD MOUFFLET Gerard Moufflet	Director
/s/ PETER DECOMO Peter DeComo	Director

POWER OF ATTORNEY

Critical Care Systems, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Chief Financial Officer and Treasurer (principal financial officer and accounting officer	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

Curative Health Services of New York, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

eBioCare.com, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

Hemophilia Access, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Director (principal executive officer)	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Secretary, Treasurer and Director (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004

POWER OF ATTORNEY

MedCare, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

Apex Therapeutic Care, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Chief Financial Officer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

Curative Pharmacy Services, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

Infinity Infusion, LLC

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Manager (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Chair and Manager	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Manager	July 7, 2004

POWER OF ATTORNEY

Infinity Infusion II, LLC

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Manager (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Chair and Manager	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Manager	July 7, 2004

POWER OF ATTORNEY

Optimal Care Plus, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

Curative Health Services Co.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ JOHN C. PRIOR John C. Prior	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Chief Financial Officer and Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

Curative Health Services III Co.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ JOHN C. PRIOR John C. Prior	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Chief Financial Officer and Treasurer (principal financial officer and accounting officer)	July 7, 2004
/s/ JOSEPH L. FESHBACH Joseph L. Feshbach	Director	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Director	July 7, 2004

POWER OF ATTORNEY

CHS Services, Inc.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ JOHN C. PRIOR John C. Prior	President and Director (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Treasurer and Director (principal financial officer and accounting officer)	July 7, 2004
/s/ MICHAEL MORGAN Michael Morgan	Director	July 7, 2004

POWER OF ATTORNEY

Infinity Infusion Care, Ltd.

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph L. Feshbach, Thomas W. Axmacher and Nancy F. Lanis, or any of them (with full power to act alone), as the undersigned's true and lawful attorneys-in-fact and agents, with full powers of substitution and re-substitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Curative Health Services, Inc. with respect to the 10 3/4% Senior Notes due 2011, issued by Curative Health Services, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments and any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ PAUL F. MCCONNELL Paul F. McConnell	President and Manager (principal executive officer)	July 7, 2004
/s/ THOMAS W. AXMACHER Thomas W. Axmacher	Chief Financial Officer and Manager (principal financial officer and accounting officer)	July 7, 2004
/s/ NANCY F. LANIS Nancy F. Lanis	Manager	July 7, 2004

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